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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NUMBER 33-67854

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 25, 2001
                                                          -------------




                              CMI INDUSTRIES, INC.
                              --------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                       DELAWARE                                  57-0836097
           ---------------------------------------------------------------------
           (STATE OR OTHER JURISDICTION OF                   (I.R.S. EMPLOYER
           INCORPORATION OR ORGANIZATION)                    IDENTIFICATION NO.)


         1301 GERVAIS STREET, SUITE 700, COLUMBIA, SOUTH CAROLINA 29201
         --------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (803) 771-4434
                                                            --------------


                                 NOT APPLICABLE
            -------------------------------------------------------
            (FORMER NAME, FORMER ADDRESS AND FORMAL FISCAL YEAR, IF
                           CHANGED SINCE LAST REPORT)




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ITEM 5.    OTHER EVENTS.

         On July 30, 2001, CMI Industries, Inc. (the "Company") announced that it has amended its existing credit facility with its senior secured lender. As announced earlier this month by the Company, the involuntary bankruptcy petition filed against the Company by certain holders of the Company's senior subordinated notes was dismissed pursuant to an agreement reached between the Company and certain holders of the Company's senior subordinated notes. The amendment to the Company's existing credit facility was contemplated in an order issued by the United States District Court overseeing the involuntary bankruptcy proceeding.

         The credit facility was amended to provide funds for the Company to make the interest payment due April 1, 2001 to the note holders of the Company's senior subordinated notes. In connection with the amendment, CMI's subsidiary, Elastic Fabrics of America, LLC, issued a secured limited guaranty of the credit facility. The amended credit facility, in conjunction with cash flow from current operations, will provide for CMI's ongoing working capital needs.

         Promptly after amending the Company's credit facility and the expiration of the appeal period pursuant to the United States District Court's order dismissing the involuntary bankruptcy petition, the Company made the April 2001 interest payment to the note holders in the aggregate amount of $3.7 million on July 25, 2001.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) and (b) not applicable.

         (c)      Exhibits.

                  99.1 Fifth Amendment to Amended and Restated Loan and Security dated July 25, 2001.
                  99.2 Press Release issued by CMI Industries, Inc. dated July 30, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CMI INDUSTRIES, INC.


Date: August 6, 2001                         By:  /s/ JAMES A. OVENDEN
                                                  ------------------------------
                                                  James A. Ovenden
                                                  Senior Vice President and
                                                  Chief Financial Officer


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